Execution Copy

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into this 25th day of February, 1999, by and between Datatec Systems, Inc., a Delaware corporation (the "Company") and each of the Purchasers named on the execution pages hereof (each a "Purchaser" and collectively, the "Purchasers").

                  In   consideration   of  the   premises   and  of  the  mutual
representations, warranties and covenants hereinafter set forth, the Company and each Purchaser hereby agree as follows:

                                    ARTICLE I

                              The Purchase and Sale

                  1.1 The Purchase and Sale. (a) Subject to the terms and conditions set forth herein, at the Closing described below, the Company will sell and each Purchaser will purchase, the number of shares (the "Shares") of the common stock, $.001 par value per share, of the Company (the "Common Stock") set forth on Schedule A hereto.

                  (b) The purchase price for the Shares (the "Purchase Price") is $3.75 per share, or an aggregate amount of $2,000,002.50, with each Purchaser purchasing the amount of Shares and paying the Purchase Price set forth below such Purchaser's name on Schedule A hereto. The Purchase Price shall be paid as provided in Section 1.2.

                  1.2 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the principal offices of the Company at 20 C Commerce Way, Totowa, New Jersey 07512 on February 25, 1999 at 12:00 P.M. or at such other place or time as the parties may agree (the "Closing Date"). At the Closing, the Purchase Price shall be payable by delivery of immediately available funds by wire transfer to an account of the Company that shall be specified in writing by the Company prior to the Closing. At the Closing, the Company shall deliver to each Purchaser a certificate representing such Purchaser's Shares.

                  1.3 Termination of this Agreement. Anything contained in this Agreement to the contrary notwithstanding, in the event that the Purchasers fail to deliver immediately available funds representing the Purchase Price by the close of business on the Closing Date, this Agreement shall terminate and be of no force and effect without the requirement of any notice from, or any action by, the Company.

                                   ARTICLE II

                         Representations and Warranties
                             Concerning the Company

                  The Company hereby represents and warrants to each Purchaser as follows:

                  2.1 Organization and Standing. The Company is a corporation duly organized and existing under the laws of the State of Delaware and is in good standing under such laws.

                  2.2 Corporate Power. The Company has all requisite corporate power and authority to enter into this Agreement and the Company will have at the Closing Date all requisite corporate power to sell the Shares and to carry out and perform its obligations under the terms of this Agreement. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder have been duly authorized by its Board of Directors. This Agreement has been duly executed and delivered to the Purchasers and (assuming due and valid authorization, execution and delivery by the Purchasers) constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                  2.3 Capitalization. The authorized capital stock of the Company consists of (i) 75,000,000 shares of Common Stock and (ii) 4,000,000 shares of preferred stock, par value $.001 per share. There are approximately 29,837,825 shares of the Company's Common Stock and 150 shares of Series E Convertible Preferred Stock currently issued and outstanding.

                  2.4 SEC Reports and Financial Statements. The Company has filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to the Purchasers true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it since April 30, 1998 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") (as such documents have been amended or supplemented since the time of their filing, collectively, the "SEC Reports"), each of which (except to the extent revised or superceded by a subsequently filed SEC Report) complied as to form in all material respects with the requirements of the Exchange Act. As of their respective dates, or if amended, as of the date of the last such amendment, the SEC Reports did not contain any untrue statement of a material fact or fail to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements of the Company contained in the SEC Reports have been prepared in conformity with Generally Accepted Accounting Principles consistently applied (subject in the case of unaudited interim financial statements, to normal year end adjustments) and as of the dates indicated, and for the periods then ended, present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

                  2.5 Absence of Undisclosed Liabilities. Except as described in the SEC Reports, the Company has no material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, except as incurred in the ordinary course of business, that would have a material adverse effect on the Company.

                  2.6 Fully Paid Shares. The Shares, when acquired by the Purchasers will be fully paid and non-assessable, free of preemptive rights and encumbrances, and will have the same rights under the Company's certificate of incorporation and by-laws as all other shares of Common Stock.

                                   ARTICLE III

                         Representations and Warranties
                                of the Purchasers

                  Each Purchaser, as to itself only, represents and warrants to the Company as follows:

                  3.1 Investment Intent, Etc. Each Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Each Purchaser has received, examined and reviewed copies of the Company's most recent reports, as amended, filed under the Exchange Act and other publicly available documents requested by him and recognizes that the investment in the Shares involves a high degree of risk. Each Purchaser has been advised that it may not be possible to readily liquidate this investment. Each Purchaser's overall commitment to the Shares, which are not readily marketable, is not disproportionate to its net worth, its investment in the Company will not cause such overall commitment to become excessive, and he can afford to bear the loss of its entire investment in the Company. Each Purchaser has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Common Stock of the Company. Each Purchaser confirms that the Company has made available to him the opportunity to ask questions of, and receive answers from, the Company concerning the Company and the activities of the Company and otherwise to obtain any additional information, to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information conveyed to him. Each Purchaser hereby acknowledges that it has been advised that this offering of Shares has not been registered with, or reviewed by, the Securities and Exchange Commission because this offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act. Each Purchaser represents that the Shares are being purchased for its own account, for investment purposes only and not with a view towards distribution or resale to others. Each Purchaser agrees that he will not attempt to sell, transfer, assign, pledge or otherwise dispose the Shares unless they are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. Each Purchaser understands that no securities administrator of any state has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Shares. The execution, delivery and performance by each Purchaser of this Agreement will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which each Purchaser is a party or by which it is bound. Each Purchaser has relied solely upon the advice of its own tax and legal advisors with respect to the tax and other legal aspects of this investment. Each Purchaser is purchasing the Shares for its account, and not in any agency, fiduciary or similar capacity. The source of the funds evidencing the Purchase Price are from legally available funds of each Purchaser.

                  3.2 Organization and Authorization. This Agreement has been duly authorized, executed and delivered by each Purchaser. Each Purchaser is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the Shares. The decision to invest and the execution and delivery of this Agreement by each Purchaser, the performance by such Purchaser of its obligations hereunder and the consummation by such Purchaser of the transactions contemplated hereby have been duly authorized and requires no other proceedings, consent or authorization of such Purchaser or its Board of Directors, stockholders, partners, manager or others, as the case may be. Each Purchaser's signatory has all the right, power and authority to execute and deliver this Agreement on behalf of such Purchaser. This Agreement has been duly executed and delivered by each Purchaser and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of such Purchaser, enforceable against such Purchaser in accordance with its terms.

                  3.3 Legends. Each Purchaser understands that the certificates evidencing the Shares will bear a legend substantially as follows:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO AND THEY SHALL HAVE BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE APPROPRIATE STATE SECURITIES LAWS OR (II) IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION AND QUALIFICATION UNDER THE ACT AND THE SECURITIES LAWS OF THE APPROPRIATE STATE IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

                  The legend referred to above shall be removed by the Company from any certificate at such time as the holder of the shares represented by the certificate delivers an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act, or at such time as the holder of such shares satisfies the requirements of Rule 144(k) under the Securities Act, as then in effect with respect to such shares.

                  3.4 Risk Factors. Each Purchaser has conducted its own due diligence with respect to all aspects of this transaction and is familiar with the risk factors inherent in the purchase of the Shares, and has been fully apprized that all or a portion of the proceeds from this investment will be used for working capital purposes, which may include the repayment of indebtedness.

                  3.5  Ownership.   The  Purchasers  and  their  affiliates  and
associates (including, but not limited to The Clark Estates, Inc.) currently beneficially own an aggregate of 877,500 shares of Common Stock.

                                   ARTICLE IV

                             Registration of Shares

                  4.1 "S-3 Registration". The Company shall prepare and file a Registration Statement on Form S-3 (or such other appropriate form) covering the resale of the Shares of Common Stock by each of the Purchasers within 45 days following the Closing Date and shall use its reasonable best efforts to have such registration statement declared effective promptly thereafter. The Company shall use its reasonable best efforts to cause any such Registration Statement to remain current and effective to permit the sale of the Shares until the earlier of (a) the date that all of the Shares have been sold, (b) the date the Purchasers receive an opinion of counsel that the Shares may be sold under the provisions of Rule 144(k) promulgated under the Securities Act, or (c) the two year anniversary of the Closing Date or, if the Purchasers shall be required to discontinue offers and sales pursuant hereto, for such additional time after such two year anniversary equal to the time period during which the Purchasers were so required.

                  4.2 Registration Procedures. Each Registration Statement filed pursuant to this Article IV shall be pursuant to the procedures set forth below:

                  (a) The Company shall notify the Purchasers promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

                  (b) The Company shall furnish to the Purchasers such reasonable number of copies of the Registration Statement and prospectus and such other documents as the Purchasers may reasonably request in order to facilitate the public offering of the Shares;

                  (c) The Company shall use its reasonable best efforts to register or qualify the Shares covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as the Purchasers may reasonably request, provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such securities;

                  (d) The Company shall notify the Purchasers participating in such registration promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information. Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in this subsection
(d), each Purchaser will forthwith discontinue the offer and sale of Shares pursuant to the Registration Statement covering such Shares until receipt by such Purchaser and underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, each Purchaser will deliver to the Company all copies, other than permanent file copies then in such Purchaser' possession, of the most recent prospectus covering such Shares at the time of receipt of such notice;

                  (e) The Company shall advise the Purchasers participating in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (f) The Company shall enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Purchasers shall reasonably request in order to expedite or facilitate the disposition of the Shares;

                  (g) The Company shall, from and after the effective date of the registration, use its reasonable best efforts to cause all Shares covered by such Registration Statement to be listed or quoted on each securities exchange, if any, on which similar securities issued by the Company are then listed or quoted; and

                  (h) Each Purchaser shall furnish to the Company in writing such information and documents regarding the Purchaser and the distribution of such securities as may be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or applicable blue sky laws.

                  4.3 Expenses of Registration. All expenses of the Company incident to the Company's performance of or compliance with the provisions of this Article IV shall be borne by the Company including without limitation:

                  (a)      All registration and filing fees;

                  (b) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Shares; provided, however, that the Company shall not be required to consent to general service of process in any such state); and

                  (c) Fees and disbursements of the Company and its independent auditors.

                  Nothing in this Section 4.3 shall be deemed to require the Company to pay or bear any expenses of the Purchasers' attorneys or accountants or any other personal expenses or any underwriting discounts relating to the Shares, selling commissions or similar fees attributable pro rata to the Shares if such registration results in an Underwritten Offering of all or any portion of the Shares.

                  4.4 Indemnification. (a) The Company will, and hereby does, indemnify, to the extent permitted by law, each Purchaser, its officers and directors, if any, and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses under the Securities Act, joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement or an omission or alleged omission to state a material fact made in reliance on or in conformity with any information furnished to the Company by any of the Purchasers or any participating underwriter expressly for use therein.

                  (b) If for any reason the indemnity under Section 4.4(a) is unavailable, then the Company shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the indemnified party on the other. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (c) Each of the Purchasers will, and hereby does, severally but not jointly, indemnify, to the extent permitted by law, the Company, its officers and directors, if any, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses under the Securities Act, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but only to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement made in reliance on or in conformity with any information concerning such Purchaser furnished to the Company by any such Purchaser expressly for inclusion therein.

                  (d) If for any reason the indemnity under Section 4.4(c) is unavailable, then any such Purchaser shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of such Purchaser on the one hand and of the indemnified party on the other. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation

                  4.5 Resale Restriction. Each Purchaser hereby agrees that for a period of 90 days from the Closing Date, he will not offer, sell, transfer, pledge, assign or otherwise dispose of any of the Shares, irrespective of whether there is an effective Registration Statement covering the resale of such Shares, without the prior written consent of the Company.

                                    ARTICLE V

                             Covenant of the Company

                  5.1 Board Representative. Until such time as the Purchasers and its affiliates and associates (or such other accounts for which The Clark Estates Inc. provides management services) shall own in the aggregate less than 2% of the Company's outstanding shares of Common Stock, a majority in interest of the Purchasers shall have the right to designate one member of the Company's Board of Directors . Notwithstanding the forgoing, such designation right shall terminate unless it is initially exercised prior to February 23, 2001. The Company agrees that it shall nominate such representative for re-election by the Company's stockholders at the annual meeting at which directors are to be elected immediately following the initial designation (provided that such meeting is held prior to the termination of the Purchasers' right to designate such member pursuant to this Section 5.1) and use its reasonable efforts to cause such designee to be elected to the Board.

                                   ARTICLE VI

                              Conditions to Closing

                  6.1 Conditions to the Company's Obligation to Sell. Each Purchaser understands that the Company's obligation to sell the Shares is conditioned upon:

         (a) The execution and delivery of this Agreement by the Company.

         (b) Delivery by the Purchasers of good cleared funds as payment in full representing the Purchase Price for the Shares.

         (c) There shall be no action, suit or proceeding or threatened before any court or quasi- judicial or administrative agency that seeks to prohibit the sale of the Shares.

         (d) The representations and warranties of each Purchaser contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date.

                  6.2 Conditions to the Purchasers' Obligation to Purchase. The Company understands that each Purchaser's obligation to purchase the Shares is conditioned upon:

         (a) The execution and delivery of this Agreement by the Purchasers.

         (b) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date and receipt and acceptance of the Purchase Price shall be deemed a representation and warranty by the Company to such effect.

         (c) The Purchasers shall have received the opinion of the Company's counsel, to the effect that (i) the execution and delivery of this Agreement has been duly authorized by all requisite corporate action on the part of the Company, (ii) this Agreement has been duly executed and delivered to the Purchasers, and (assuming due and valid authorization by the Purchasers) constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except (x) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (y) as such obligations are subject to general principles of equity and (z) as rights to indemnity may be limited by federal or state securities laws or by public policy, and (iii) upon issuance, the Shares will be duly authorized, validly issued, fully-paid and nonassessable.

                                   ARTICLE VII

                            Miscellaneous Provisions

                  7.1 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the Purchasers owning at least a majority of the shares purchased hereby and the Company.

                  7.2 Waiver. Any breach of any obligation, covenant, agreement or condition contained herein shall be deemed waived by the non-breaching party, only by a writing, setting forth with particularity the breach being waived and the scope of the waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other breach. No waiver shall be implied from any conduct or action of the non-breaching party. No failure or delay by any party in exercising any right, power or privilege hereunder and no course of dealing by any party shall operate as a waiver and any right, power or privilege hereunder nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege.

                  7.3  Notices.  All  notices,   requests,   demands  and  other
communications required or permitted hereunder shall be in writing and shall be delivered as follows:

                  (a)      if to the Company, to:

                           Datatec Systems, Inc.
                           20 C Commerce Way
                           Totowa, New Jersey  07512
                           Attn:  Isaac J. Gaon

               with a copy (which shall not constitute notice) to:

                           Olshan Grundman Frome Rosenzweig & Wolosky LLP 505 Park Avenue
                           New York, New York 10022
                           Attention:  Robert Friedman, Esq.

                  (b)      if to Purchaser, to:

                           c/o The Clark Estates, Inc.
                           One Rockefeller Plaza, Suite 3100
                           New York, New York 10020-2102
                           Attention: Kevin S. Moore

               with a copy (which shall not constitute notice) to:

                           Winthrop, Stimson, Putnam & Roberts
                           One Battery Park Plaza
                           New York, New York 10004
                           Attention: David Ambrosia, Esq.

or to such other address as any party shall have specified by notice in writing to the other in compliance with this Section 7.3. Notices shall be deemed to have been duly given when delivered personally or by facsimile transmission, in either case when receipt acknowledged, or three days after being sent by registered or certified mail, return receipt requested, postage prepaid.

                  7.4 Binding Nature Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto without prior written consent of the other parties.

                  7.5 Acknowledgment by the Purchaser. Each Purchaser has been informed that the Common Stock is publicly-traded on the Nasdaq Small-Cap Market and that the Purchase Price for the Shares may bear no relation to the future market value or book value of the Common Stock. Each Purchaser further acknowledges that (i) it has reviewed such information as it deems appropriate to evaluate whether to enter into this Agreement and (ii) it is not relying on any oral information or representations from the Company or any other person, including representatives of the Company in connection with its decision to enter into this Agreement, including the Company's financial condition, prospects, present or future results of operations, business plans or the potential for future appreciation in the Common Stock.

                  7.6 Survival. The representations and warranties of the Company and the Purchasers contained in Sections 2 and 3, respectively, shall survive the Closing (i) without limitation in the case of representations and warranties under Sections 2.2 and 2.6, and (ii) until two years after the Closing Date in the case of all such other representations and warranties.

                  7.7 Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to principals of conflicts of law.

                  7.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  7.9 Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

                  7.10 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                  7.11   Counterparts.   This   Agreement   may  be   signed  in
counterparts with the same effect as if both parties had signed one and the same instrument.

                  7.12 Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective signatures as evidence of their respective actual signatures to this Agreement; provided however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, immediately after transmission of its signature by fax, a true and correct original copy of its signature in overnight mail to the address of the other party.

                     STOCK PURCHASE AGREEMENT SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                   DATATEC SYSTEMS, INC.


                                   By: _________________________________________
                                       Name:
                                       Title:


                                   THE FERNLEIGH FOUNDATION


                                   By: _________________________________________
                                       Name:  Kevin S. Moore
                                       Title:   Treasurer


                                   THE CLARK FOUNDATION


                                   By: _________________________________________
                                       Name:  Kevin S. Moore
                                       Title:   Treasurer


                                   THE SCRIVEN FOUNDATION


                                   By: _________________________________________
                                       Name:  Kevin S. Moore
                                       Title:   Treasurer


                                   THE MARY IMOGENE BASSETT HOSPITAL


                                   By: _________________________________________
                                       Name:  Kevin S. Moore
                                       Title:   Treasurer

                                   THE MARY IMOGENE BASSETT HOSPITAL -
                                   SCC RESEARCH FUND


                                   By: _________________________________________
                                       Name:  Kevin S. Moore
                                       Title:   Treasurer


                                   THE FARMERS'MUSEUM, INC.


                                   By: _________________________________________
                                       Name: Richard C. Vanison
                                       Title:   Treasurer


                                   TRUST FOR MARTIN PERETZ, 1976


                                   By: _________________________________________
                                       Name:  Kevin S. Moore, as Trustee



                                   TRUST FOR ANNE L. PERETZ, 1944


                                   By: _________________________________________
                                       Name: Edward W. Stack, as Trustee


                                   EDMUND S. TWINING III


                                   By: _________________________________________
                                       Name:  Kevin S. Moore, Attorney-in-Fact

                                   TRUST FOR DOROTHY POTTER BOARDMAN


                                   By: _________________________________________
                                       Name: Edward W. Stack, as Trustee


                                   JANE F. CLARK


                                   By: _________________________________________
                                       Name:  Kevin S. Moore, Attorney-in-Fact

                                   SCHEDULE A


                                     Number of Shares
     Name of Purchaser                   Purchased             Purchase Price
     -----------------                   ----------            --------------
The Fernleigh Foundation
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           40,000                    150,000

The Clark Foundation
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102          250,000                    937,500

The Scriven Foundation
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           60,000                    225,000

The Mary Imogene Bassett Hospital
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           12,000                     45,000

The Mary Imogene Bassett Hospital -
  SCC Research Fund
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           19,000                     71,250

The Farmers' Museum, Inc.
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           30,000                    112,500

                                     Number of Shares
     Name of Purchaser                   Purchased             Purchase Price
     -----------------                   ----------            --------------

Trust for Martin Peretz, 1976
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102            5,000                     18,750

Trust for Anne L. Peretz, 1944
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           20,000                     75,000

Edmund S. Twining III
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           14,000                     52,500

Trust for Dorothy Potter Boardman
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           15,000                     56,250

Jane F. Clark
c/o The Clark Estates, Inc.
One Rockefeller Plaza
Suite 3100
New York, New York 10020-2102           68,334                    256,252.
                                       -------                 ------------
                                       533,334                 2,000,002.50
                                       =======                 ============